BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC         QUARTERLY REPORT        JUNE 30, 2001

DEAR FELLOW SHAREHOLDERS:

   Brandywine Advisors Fund continued its strong relative performance versus the 90 mid-cap growth funds in Morningstar's Mutual Funds publication since its inception, October 31, 2000, through the June quarter. The Fund retraced just
8.02 percent, whereas the average fund in that group fell 26.93 percent, with the worst fund down 66.12 percent.

                          OUTPERFORMANCE SINCE INCEPTION

                                                   Percent of Return
                                                   -----------------
   Brandywine Advisors Fund                              -8.02%
   S&P 500 Index                                        -13.68%
   Average Morningstar Peer Fund                        -26.93%
   Nasdaq Composite Index                               -35.86%

10/31/00-6/30/01

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed, investor's shares may be worth more or less than their original cost.

   The Nasdaq Composite Index dropped 35.86 percent in this eight-month stretch. That includes a 17.44 percent June-quarter return, a gain that defies common sense considering that the deterioration in tech-company fundamentals only worsened since starting the index's fall last year. Common sense, however, didn't drive the market in the June quarter.

   The economic situation continues to be a tug of war, with the generally positive force of consumer spending battling against the negative influence of weak corporate capital expenditures. Instead of focusing on the areas pulling the economy in the right direction, many investors recently bid up prices for the weakest link in the current climate, technology.

   It could be investors hoping to recoup paper losses delivered by the tech rout or those who missed the rise not wanting to miss the "next rally," but it clearly has nothing to do with fundamentals.

   Semiconductor stocks were among the Nasdaq's strongest contributors in the quarter despite suffering among the market's worst earnings declines. In June 2000, analysts predicted semiconductor company earnings would total $26.8 billion in 2001. That estimate shriveled to just $7.8 billion as of this June -- 71 percent below the year-ago forecast and down 65 percent from actual 2000 results.

   Cell-phone chipmaker RF Micro Devices, for example, announced a 171 percent drop in March-quarter earnings, and analysts expect the company to post its first full-year loss in the year ended March 2002. RF Micro shares soared 127 percent in the June quarter, leaving them with a price-to-earnings ratio of 95 based on expected results for the year ended March 2003!

   When Triquint Semiconductor in May lowered its fiscal 2001 revenue forecast and disclosed that its profit margins could fall by as much as 15 percentage points, it cited the "biggest recession" ever in the wireless and fiber-optic markets. Still, Triquint shares climbed 52 percent in the quarter.

   High-priced, fundamentally troubled companies drove indexes and peer funds in recent months, which is why we're not alarmed that in the June quarter Brandywine Advisors' 3.77 percent gain was near the bottom of the peer funds against which it held so well since October. The fundamentally sound energy and utility holdings that have served the Fund well detracted from its June-quarter results amid the renewed interest in beaten-down technology shares.

   The portfolio sports bright exceptions to the parade of negative earnings news that dominated the March and June quarters. Companies set a record for negative earnings pre-announcements at 935 in the March quarter, according to First Call, and the June-quarter number is expected to top 1,000 with the final tally. Meanwhile, over two-thirds of the Fund's holdings exceeded earnings estimates in their most recent quarters.

   The average Brandywine Advisors holding sells at less than 19 times 2001 consensus earnings estimates and is expected to grow earnings 27 percent this year, according to Baseline, as of June 28. The average S&P 500 component sells at a higher 23 times estimates with a 6 percent earnings decline predicted.

   The earnings strength of the Fund's holdings reflects pricing power among insurance and health-care companies, wider profit margins for financial institutions thanks to Fed interest-rate reductions, product offerings for which demand defies the broad slowdown and other positive forces outside of technology. We remain cautious about technology in general, and only select tech companies appeal to us at this time.

   Your team's intensive, company-by-company approach rises in importance with fundamentals striking the line separating the winners from the losers as investors increasingly recognize that the easy money once made buying anything technology is gone. The Wall Street Journal in mid-June wrote: "Many pros think this has become a stock picker's market, with the performance of individual shares largely dependent on fundamentals, company by company. Picking the right stocks within the right sectors will matter even more."

   You might notice that our firm's name changed from Friess Associates, Inc. to Friess Associates, LLC. That change represents progress made toward transferring partial ownership from the firm's sole owners, Foster and Lynn, to the next generation of Friess teammates. Our previously disclosed work with Goldman Sachs to find a strategic investor to help accomplish this goal, as well as Foster and Lynn's estate planning objectives, continues.

   Goldman's mandate remains maximizing the effectiveness of any resulting arrangement as opposed to maximizing financial gain. Serving the best interests of clients and shareholders, and preserving the unique firm culture, investment approach and other factors that make Friess Associates the firm it is today are still the top, non-negotiable priorities.

   After many consecutive weeks on the road, we gave Foster a 10-day break, which he is spending on his and Lynn's ranch just outside Cody, Wyoming. We don't know how much of a break he is enjoying, however, as we understand his dog Ella recently needed to scare off three young and curious grizzlies!

   Congratulations to Foster and Lynn on the birth of their first grandchild! Little Ross, a.k.a. "Mac," came into the world on March 29.

   We're excited to see the haze lifting to reveal an environment conducive to your team's strategy, one that rewards strong individual-company fundamentals now rather than ideas and concepts that may or may not result in concrete business opportunities years down the road.

   We're grateful for your long-term focus and continued confidence. Foster and your entire Friess team join me in wishing you the very best. We hope you are enjoying a great summer!

   Gratefully,

   /s/Bill D'Alonzo

   Bill D'Alonzo
   Vice President

CAPITAL GAINS DISTRIBUTION UNLIKELY...

   As of quarter end, Brandywine Advisors Fund is not required to make a capital gains distribution to shareholders this fiscal year. The Fund has realized losses of $0.63 per share and unrealized gains of $0.49 per share. Even if we sold the stocks that now represent unrealized gains, those gains would not be enough to trigger a distribution.

   New share purchases and existing shares carry no distribution-related tax liability as we enter the final quarter of the fiscal year. These quarter-end estimates will likely change as we approach our regular October distribution date, so please watch for updates.

IVAX CORP., IVX

   Through early June, hundreds of companies pre-announced June-quarter results running below expectations, representing an eight-fold increase in earnings warnings over a year ago. Meanwhile, NYSE-listed Ivax Corp. made its own pre-announcement, taking earnings estimates higher.

   Ivax also guided estimates higher during the March quarter yet still topped revised forecasts by 19 percent, the slimmest margin by which it beat expectations in the past two years.

   Ivax makes generic and branded drugs. Its current strength partly stems from exclusive rights to a generic version of Taxol, an injectable cancer drug that made $1.6 billion for Bristol-Myers Squibb last year. Ivax's drug is called Onxol. Ivax is seeking approval for Paxoral, which would be the first oral version of the widely used cancer treatment.

   Ivax focuses on making generics with substantial barriers to entry such as patent issues, limited access to raw materials and complicated formulations. This ensures Ivax's generics enjoy healthy profit margins and insulates the company from competitors with less financial strength and technical expertise.

   Your team spoke with Ivax President Neil Flanzraich about recent earnings-boosting acquisitions in Europe and Latin America. Through these, Ivax acquired local sales forces, allowing it to leverage sales of its products instead of sharing revenue with foreign distributors.

   Ivax's 2000 revenues grew 21 percent to $793 million. March-quarter earnings jumped 84 percent on 42 percent revenue growth. Analysts polled by First Call predict Ivax will grow June-quarter earnings 56 percent to $0.25 a share.

   In all, Ivax has about three dozen drugs in its product pipeline, including treatments for multiple sclerosis and brain cancer, and a generic version of AstraZeneca's acid-reflux drug Prilosec, which at $6.2 billion was the world's best-selling drug last year. Your team bought Ivax at about 24 times 2002 consensus earnings estimates.

TALBOTS, TLB

   After growing earnings 19 percent in the quarter ended April 2001, Talbots braced for a tough May. Same-store sales surged 29.4 percent in May 2000, leaving the company with a difficult year-over-year comparison in what was a lackluster month for retail. Analysts predicted a high-single-digit, May same-store sales decline for Talbots, which proved inaccurate when sales came in roughly flat against the robust year-ago growth.

   Overall sales grew 10 percent in May to $113.5 million, virtually all of which was earned at full price. That means Talbots preserved its profit margins in what was expected to be its toughest period of the year, positioning the company for continued earnings growth. Analysts polled by First Call expect Talbots to grow July-quarter earnings 17 percent, which could be conservative given the unexpected strength in May and other factors.

   NYSE-listed Talbots is known for its classic, tailored-looking clothing in traditional, yet bold colors. It sells women's and children's apparel and accessories through 722 stores, representing 80 percent of sales, and through catalogs as well. The company caters to upscale consumers in the 35-to-55 age group, the fastest growing customer segment in the U.S.

   Your team spoke with Chief Financial Officer Edward Larson about the Talbots catalog attracting store traffic in addition to generating catalog sales. Seventy percent of women who see the catalog visit a Talbots store.

   In addition to avoiding the discount pricing that eats into competitors' profits, Talbots should get a fiscal 2001 earnings boost from reduced expenses versus fiscal 2000. Costs climbed last year on store refurbishing and additional advertising, two items that don't significantly factor into Talbots' publicly stated plan for this year.

   Your team bought Talbots at 16 times consensus earnings estimates for fiscal 2002. Analysts predict Talbots will grow earnings to $2.11 a share in the year-ended January 2002, up from $1.80 the year before.

             COMMERCIAL INSURER OUTLOOK BRIGHTENS AS PREMIUMS RISE

   One of the keys to earnings strength in a deteriorating economic environment is the ability to raise prices, but that's easier said than done with demand slumping in so many places. Commercial insurance, however, is a must-have product, and companies renewing coverage this year are paying up.

   It's been more than a decade since the last notable upturn in pricing for property and casualty (P&C) insurance. From the late 1980s through the 1990s, the industry suffered amid an inordinate amount of catastrophes and cutthroat competition in a crowded market. Thanks to consolidation along end-market lines in the wake of widely publicized losses, P&C insurers are successfully instituting broad price increases to heal old wounds and make sure they're not left holding the bag again anytime soon.

   A mid-year Prudential survey of Fortune 1000 companies found that buyers renewing policies so far this year paid 18.1 percent more on average for similar or less coverage. Buyers nearing renewal expect to pay 19.0 percent more, up from 15.5 percent for the same survey in March.

   As with any industry in which your team hunts for ideas, it's important to isolate the companies best suited to capitalize on this trend. Some companies opted out of especially risky markets and ones marked by unprofitable pricing, and today they approach the market with more financial wherewithal than their competitors that remained exposed. We search for companies with disciplined underwriting practices that now benefit from their competitors' past missteps.

   Insurance brokers also benefit. The vast majority of major corporations use brokers to navigate the insurance market. Commission-based brokers, as opposed to fee-based, are particularly well positioned, given that price increases directly boost what they earn for their services.

   Thanks for the opportunity to assess how these factors influence the earnings performance of individual companies for you.

                   ACCOUNTING RULE CHANGE CAN ERASE EARNINGS

   When a company is required to adopt new accounting rules, the impact can be significant. What appears to be a seemingly minor change can seismically alter the company's bottom line, which is a key reason why your team scours financial statements to carefully analyze each company's accounting practices.

   A new accounting rule took effect in the June quarter that warrants such scrutiny. Companies that bundle assets -- like a stream of mortgage payments due to them -- and sell them to another company previously recorded a gain at the time of sale. Assumptions for variables related to the sale such as prepayments and delinquencies should be conservative, but some companies proved to be too aggressive, resulting in big write-offs and unhappy investors.

   The new rule, Financial Accounting Standard (FAS) 140, tightens standards for recording sales of securitized assets and the upfront recognition of gains on those sales.

   To record gains on sales of securities representing pools of assets -- loans, credit-card debt and other accounts receivable -- the transaction must fit parameters for "gain-on-sale" accounting. The key factor is whether the seller truly relinquishes control and maintains no continuing involvement. This can be a fuzzy area, as some companies have degrees of continuing involvement through servicing loans, agreements to reacquire, recourse or pledges of collateral.

   Certain continued involvement with the sold assets now disqualifies the use of gain-on-sale accounting. This reduces the positive upfront impact these gains would have had on earnings, spreading them out over longer periods. For example, Sears recently disclosed that it put back on its balance sheet $8 billion in previously sold credit-card receivables and took a $520 million charge against earnings to create a reserve for uncollectible accounts, among other changes stemming from FAS 140.

   Your team strives to uncover the opportunities and pitfalls buried in financial statements.

                   STRONG FUNDAMENTALS AND REASONABLE PRICES,
                      KEYS TO LONG-TERM INVESTING SUCCESS

   Investors who chased high-priced technology stocks last year got a harsh reminder about the importance of fundamentals. They also learned that it's imperative to carefully consider the price they pay for each company's earnings-growth prospects. The market taught these lessons before and it will someday teach them again.

   Three things ultimately drive a stock's value: the first is earnings, the second is earnings and the third is earnings. Web-site hits, promising biotechnology treatments in development and even core revenue growth don't mean much unless the underlying companies translate those things into profits for their shareholders.

   What's "hot" today won't necessarily be hot tomorrow, so it doesn't make sense to overpay for a company in fiber-optics when there are companies with lower price-to-earnings ratios in other industries enjoying the same degree of earnings growth. High-PE stocks in general have already appreciated considerably, and their lofty price tags make them vulnerable to even the slightest misstep. Focusing on companies with strong fundamentals and reasonable PEs maximizes upside potential while moderating downside risk.

   We capitalize on the relationship between stock prices and earnings performance by isolating companies experiencing rapid earnings growth that sell at reasonable multiples of earnings estimates. The average Friess holding sells at less than 19 times 2001 consensus earnings estimates and is expected to grow earnings 29 percent this year, according to Baseline, as of June 28. The typical S&P 500 Index component sells at a higher 23 times estimates with a 6 percent earnings decline predicted by analysts.
         -------

   Intensive and repeated contacts with company managements, competitors, customers and suppliers help us to determine which companies meeting our criteria are most likely to exceed Wall Street earnings expectations. We "kick the tires" by traveling to company facilities, stores, trade shows and industry conferences. Your team combs through financial information, including annual 10K and quarterly 10Q reports filed with the SEC.

   We typically require potential holdings to have at least three years of earnings history and $3 million in after-tax income, a discipline that kept us out of the dramatic dot-com collapse.

   We look to own the #7 company in an industry making its move to the #3 spot. These companies often enjoy price-to-earnings ratio expansion as their profiles increase. Industry leaders, on the other hand, already enjoy wide recognition, high PEs and are in the precarious position of fighting to maintain their leads.

   We sell a company when it reaches our target price, its fundamentals deteriorate, Wall Street becomes overly optimistic about it or an opportunity with greater upside potential displaces it. Last spring, our company-specific insights prompted technology sales that brought our tech weighting from an all-time high two-thirds of assets to 14 percent by year end.

   Friess Associates was founded in 1974 with the motto: "Never invest in the stock market, invest in individual businesses." You can count on your team to follow that guiding principle in the months and years ahead.

                           FRIESS STRATEGY HIGHLIGHTS

o Rapidly growing companies. Average current Friess holding expected to grow earnings 29 percent in 2001.

o Reasonable price-to-earnings ratios. Current average holding less than 19 times 2001 estimates.

o  Focus on companies likely to exceed consensus earnings estimates.

o Emphasis on #7 companies in an industry moving to #3 spot rather than industry leaders.

o Intensive contacts with company managements, competitors, customers and suppliers.

o Require holdings to have three years of earnings history and $3 million in after-tax income.

GROWING YOUR ASSETS...

   You probably don't give the packaging of the trash bags you buy much thought. If you're like most shoppers, you associate the Hefty(R) brand with quality, so you grab a box of Hefty(R) bags and drop it in your cart.

   Alice Banach, on the other hand, always thinks about packaging. As manager of creative design and graphic production for Pactiv Corp.' s Hefty(R) product line, she's responsible for the final look of everything bearing the Hefty(R) logo. "For me, what's exciting is to go into a store and see what we've been working on out on the shelves," Alice said.

   Alice is one of the many people whose hard work benefits Brandywine shareholders and Friess Associates clients. She is among 13,000 employees at Lake Forest, Illinois-based Pactiv, which offers the broadest range of products in the specialty packaging industry, from sandwich bags and oven-safe, take-home meal containers to medical fluid bags and industrial shipping material.

   The Hefty(R) consumer line is a dizzying array of products such as CinchSak(R) waste bags, ElegantWare(R) disposable plates, E-Z Foil(R) aluminum pans and OneZip(R) slider bags, among many others. It's up to Alice and her teammates to sculpt their public image in packaging and promotional material right down to coupons in the Sunday paper.

   Alice is currently leading her team on its biggest undertaking yet. After years of multiple designs, the group is in the midst of introducing a consistent brand identity aimed at letting consumers know to expect the same quality they associate with Hefty(R) bags from any product with the new blue Hefty(R) logo. "What we're doing here is awesome, and I'm glad to be a part of it," Alice said.

   Active in their church, Alice and her husband have a 1-year-old son, Brandon, and a 5-year-old daughter, Shelby.

EDNA WERWINSKI . . .

   Edna Werwinski speaks from experience when she describes the Friess research process to an interested investor. She spent her first two years on your team as a Research Manager, gathering information on existing and potential holdings and coordinating meetings between company managements and researchers, among other duties.

   Today Edna is part of the client liaison team, which is responsible for serving the needs of clients and shareholders, from answering simple information requests and providing regular updates to making detailed presentations to investment committees, retirement plan participants and investment conference attendees.

   Edna recently played a critical role in introducing our new Brandywine Advisors Fund to the financial advisor community. "Edna collaborated on an introductory mailing to some 2,500 financial advisors, and since then she's been spending time on the road making presentations to and fielding questions from interested advisors and investors," said Joe Fields of the client liaison team.

   The transition from research to client liaison was smooth for Edna thanks to her background. Prior to joining your team, Edna did freelance work for MBNA Corp., serving as a liaison between the world's second largest credit-card company's internal marketers and art directors. Before that, she was an account executive for Delaware Today magazine.

   Edna most enjoys face-to-face meetings with people who have entrusted their assets to our stewardship, especially when it comes time to review facets of her former position. Chief Operating Officer Chris Long notes the ease with which Edna explains some of the technology we use to identify and track investments:
"Edna's experience with our proprietary research database allows her to effectively demonstrate to clients who tour our offices how the research team uses it to leverage company and industry insights."

ON THE CUTTING EDGE . . .

Innovation drives growth, so your team comes across countless new ideas in its search for investment opportunities. Still, not every better mousetrap is a good investment. Some of the ideas already impact society, while others fail to evolve into practical applications.

CASTING A WIRELESS WEB TO NAB CAR THIEVES

Tokio Marine & Fire Insurance Co., a Japanese insurance company, and Omron Corp. joined forces to develop a new auto anti-theft system. It not only triggers a conventional alarm, but also sends a text message to the owner's mobile phone and tracks the car's location so police can recover the vehicle. The system relies on sensors in the car's battery, engine, ignition, doors and trunk. These communicate with a computer server wirelessly over the Internet. Car theft has risen 63 percent in Japan in the past three years, so the creators made widespread availability a priority. They plan to market the alarm for 10 percent of the cost of other products with similar functions. The system will go on sale in the U.S. next year.

ACCESS TO ALL

Computer usage and Internet access for Americans with disabilities is half that of people without disabilities. Some major computer companies are introducing hardware and software to encourage access for all. Microsoft incorporates text-to-speech, magnifiers and auto-correcting writing tools in new releases. IBM recently introduced the Home Page Reader to provide voice access to the World Wide Web for blind and visually impaired users. Edmark, known for its children's learning software, created TouchWindow, which turns a normal computer screen into a touch-screen, letting a user's finger take the place of a mouse. It also offers TouchFree Switch, which can control a computer by a choice of large or small body movements and can be customized to meet a wide range of specialized needs.

PAYING PC OWNERS FOR COMPUTING CAPACITY

A personal computer, like the human brain, has so much built-in capacity that its owner typically uses only a fraction of its processing power. By connecting thousands of PCs, it is possible to harness more power than a supercomputer. The first use of what is called "distributed-computing" is the Search for Extraterrestrial Intelligence, based in Berkeley, California, which began corralling volunteers in May 1999 to decode feedback from waves sent to outer space in hopes of finding alien life. Distributed-computing networks have since been used by biotechnology researchers searching for that gene in a haystack and by economists analyzing stock-market volatility. Now companies such as United Devices and Porivo Technologies recruit and pay PC owners, bundling their excess computer power and selling it to clients. A customer sends a complex problem to the distributed computing company. Then the company breaks the problem into manageable portions and distributes them to member PCs over the Internet. Each PC solves the problem it received and sends the answer back to the central computer.

HIGH HOPES TO HARNESS THE JET STREAM

An Australian scientist plans to build a power station 4.5 kilometers above the Earth's surface to make use of huge amounts of wind energy available in the jet stream. Professor Bryan Roberts from the University of Western Sydney wants to build a wind farm in Southern Australia consisting of a fleet of whirring "Gyromills," positioned about a kilometer apart and tethered to the ground by a set of strong cables. Resembling a king-sized kite stripped of fabric and outfitted with helicopter rotors, the Gyromills will use electric motors to climb into the jet stream. Once there, the motor switches off and the jet stream turns the rotors, keeping the craft aloft and generating electricity, which is fed down aluminum wires embedded in the tether to a ground station. Australia's aviation agency must approve the proposed project because planes would need to be banned from the area.

                            BRANDYWINE ADVISORS FUND
                                 JUNE 30, 2001

                   PERCENT OF NET ASSETS IN TOP TEN HOLDINGS

1. IVAX Corp.             5.41%       6. Progressive Corp.                2.82%
2. SPX Corp.              4.48%       7. Americredit Corp.                2.76%
3. St. Jude Medical, Inc. 3.98%       8. Cendant Corp.                    2.70%
4. Tenet Healthcare Corp. 3.29%       9. Universal Health Services, Cl B  2.28%
5. Ace LTD                3.00%      10. Apria Healthcare                 1.98%

                                EARNINGS GROWTH

                         PORTFOLIO HOLDINGS         30%
                         S&P 500 INDEX              -6%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  JUNE 30, 2001.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                   LARGE CAP
                              $15 billion and over
                                      8.0%

                                    MID CAP
                           $1 billion to $15 billion
                                     87.9%

                                   SMALL CAP
                                below $1 billion
                                       0%

                                      CASH
                                      4.1%

TOP TEN INDUSTRY GROUPS

Medical Products (15.5%)
Medical Services (14.0%)
Financial/Business Services (11.4%)
Drilling & Oil/Gas Services (10.0%)
Insurance (7.5%)
Machinery & Miscellaneous Manufacturing (5.5%)
Aerospace (4.8%)
Apparel & Shoe Retailers (4.6%)
Computer/Electronics (4.2%)
Oil/Gas Exploration & Production (4.1%)
All Others (14.3%)
Cash (4.1%)

                            BRANDYWINE ADVISORS FUND
                        JUNE QUARTER "ROSES AND THORNS"

                         $ GAIN
 BIGGEST $ WINNERS   (IN THOUSANDS)    % GAIN     REASON FOR MOVE
 -----------------    -------------    ------     ---------------

     IVAX Corp.           $609.3        57.9      The generic-drug maker topped March-quarter estimates by 19 percent with 84 percent earnings growth on strong demand for Onxol, its generic version of the widely used cancer drug Taxol. Shares also benefited from enthusiasm for Ivax's new product pipeline.

   Cendant Corp.          $195.7        30.9      The company, which franchises Coldwell Banker, Avis and Ramada Hotel among others, beat March-quarter earnings forecasts by 19 percent. Cendant's mortgage business benefited from lower interest rates in a strong housing market and high levels of refinancing activity.

  Tenet Healthcare
       Corp.              $156.6        17.2      The hospital-management company beat expectations with 25 percent earnings growth in the February quarter thanks to increasing inpatient admissions and positive pricing trends. In addition, Medicare reimbursement rates are up after several years of declines.

    Andrx Group           $144.3        42.1      Andrx surpassed analyst estimates in the March quarter on increasing sales of
                                                  Cartia XT, used to treat chest pain and high blood pressure. The developer of generic extended-release formulations is in litigation to bring to market a generic version of acid-reflux drug Prilosec, which was the world's best-selling prescription drug last year.

  Gulf Canada Res.        $134.8        31.2      March-quarter earnings jumped to $0.15 per share from a $0.01 loss a year ago as revenues doubled. Conoco announced it would buy the oil company for $6.3 billion, sending shares higher. The Fund sold Gulf Canada Resources when it reached its target price.

                         $ LOSS
  BIGGEST $ LOSERS   (IN THOUSANDS)    % LOSS     REASON FOR MOVE
 -----------------    -------------    ------     ---------------

 Callaway Golf Co.        $305.7       -33.3      After more than doubling March-quarter earnings, the Fund sold shares when the golf-club maker cut its June-quarter revenue outlook. Inclement weather in the
                                                  U.S. and Europe negatively impacted spring golf, and retailers discounted equipment.

 Nabors Industries,
        Inc.              $292.3       -28.6      March-quarter earnings beat estimates by 13 percent, jumping to $0.51 per share from $0.12 a year ago.  Higher natural gas inventories raised concerns about the sustainability of sharply higher profits for land-drilling companies.

    Raytheon Co.          $163.0       -14.2      March-quarter earnings growth of 17 percent exceeded consensus estimates.  News that a tight defense budget could restrict government plans to boost military spending impacted the maker of defense electronics and special-mission aircraft.

     NRG Energy           $155.0       -34.0      March-quarter earnings increased to $0.19 a share from $0.06 last year, beating consensus estimates by 58 percent.  Concerns that pending California legislation would force additional price restrictions on the western electricity market affected NRG shares and led to the Fund's late-quarter sale.

   Cooper Cameron
       Corp.              $104.0       -20.8      Strong demand for the company's pressure control equipment used in drilling for oil and natural gas led to 17 percent March-quarter earnings growth.  Shares lost ground on concerns that higher natural gas inventories could hurt future demand.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 June 30, 2001
                                  (Unaudited)

 SHARES OR                                                            QUOTED
 PRINCIPAL                                                            MARKET
  AMOUNT                                                COST      VALUE (B)<F2>
 ---------                                             ------     -------------

COMMON STOCKS - 95.9% (A)<F1>

             AEROSPACE - 4.8%
    10,900   Boeing Co.                             $   665,342    $   606,040
     6,900   Embraer-Empresa Brasileira
              de Aeron ADR                              273,548        269,445
    22,800   Raytheon Co.                               694,845        605,340
                                                    -----------    -----------
                                                      1,633,735      1,480,825

                  THIS SECTOR IS 9.4% BELOW YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 4.6%
     4,900   Coach, Inc.                                146,321        186,445
     4,400   Payless ShoeSource, Inc.                   286,154        284,680
    11,000   Talbots, Inc.                              430,741        481,250
    29,600   Venator Group, Inc.                        381,423        452,880
                                                    -----------    -----------
                                                      1,244,639      1,405,255

                  THIS SECTOR IS 12.9% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 0.6%
    15,500   AutoNation, Inc.                           178,323        179,800

                  THIS SECTOR IS 0.8% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 0.7%
     3,200   Jacobs Engineering Group Inc.              213,092        208,736

                  THIS SECTOR IS 2.0% BELOW YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 4.2%
    34,500   CGI Group Inc.                             194,841        199,410
     8,500   FEI Co.                                    270,492        348,500
     6,400   Garmin Ltd.                                143,200        146,240
     6,800   Perot Systems Corp.                        112,457        123,080
    21,300   Titan Corp.                                466,621        487,770
                                                    -----------    -----------
                                                      1,187,611      1,305,000

                  THIS SECTOR IS 9.9% ABOVE YOUR FUND'S COST.

             DRILLING & OIL/GAS SERVICES - 10.0%
     7,100   Cooper Cameron Corp.                       500,181        396,180
    15,200   Diamond Offshore Drilling, Inc.            636,898        502,360
     5,200   ENSCO International Inc.                   155,176        121,680
     5,100   Grant Prideco, Inc.                        117,725         89,199
    12,500   Hanover Compressor Co.                     411,512        413,625
    34,800   Key Energy Services, Inc.                  418,910        377,232
    16,000   Nabors Industries, Inc.                    895,790        595,200
    12,800   National-Oilwell, Inc.                     473,243        343,040
     6,100   Patterson-UTI Energy, Inc.                 148,666        109,007
     6,700   Varco International, Inc.                  143,981        124,687
                                                    -----------    -----------
                                                      3,902,082      3,072,210

                  THIS SECTOR IS 21.3% BELOW YOUR FUND'S COST.

             ENERGY - 1.7%
     9,200   Arch Coal, Inc.                            301,400        238,004
     6,500   CONSOL Energy Inc.                         184,759        164,450
     4,100   Peabody Energy Corp.                       122,445        134,275
                                                    -----------    -----------
                                                        608,604        536,729

                  THIS SECTOR IS 11.8% BELOW YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 11.4%
    16,300   AmeriCredit Corp.                          850,133        846,785
     6,100   Astoria Financial Corp.                    316,857        335,500
     2,200   Career Education Corp.                     119,574        131,780
    42,500   Cendant Corp.                              579,526        828,750
     8,900   Charter One Financial, Inc.                232,148        283,910
    11,000   First Health Group Corp.                   192,020        265,320
     4,500   Golden State Bancorp Inc.                  128,246        138,600
     3,000   HCC Insurance Holdings, Inc.                74,985         73,500
     9,300   Independence Community
              Bank Corp.                                163,922        183,582
    10,000   Metris Companies Inc.                      300,032        337,100
     3,100   Washington Federal, Inc.                    75,175         76,012
                                                    -----------    -----------
                                                      3,032,618      3,500,839

                  THIS SECTOR IS 15.4% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 3.1%
     5,400   Brinker International, Inc.                145,956        139,590
     5,300   CEC Entertainment Inc.                     227,282        261,555
    10,000   Darden Restaurants, Inc.                   210,048        279,000
     1,600   McCormick & Company, Inc.
              Non Vtg Shares                             67,195         67,232
    12,300   Ruby Tuesday, Inc.                         226,511        210,330
                                                    -----------    -----------
                                                        876,992        957,707

                  THIS SECTOR IS 9.2% ABOVE YOUR FUND'S COST.

             INSURANCE - 7.5%
    23,600   ACE Ltd.                                   846,847        922,524
     4,200   The PMI Group, Inc.                        257,295        305,172
     6,400   Progressive Corp.                          828,546        865,216
     4,000   Radian Group Inc.                          135,232        161,800
     2,100   Willis Group Holdings Ltd.                  31,271         37,275
                                                    -----------    -----------
                                                      2,099,191      2,291,987

                  THIS SECTOR IS 9.2% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 5.5%
     7,800   Pactiv Corp.                               119,107        104,520
     5,300   The Shaw Group Inc.                        224,635        212,530
    11,000   SPX Corp.                                1,260,724      1,376,980
                                                    -----------    -----------
                                                      1,604,466      1,694,030

                  THIS SECTOR IS 5.6% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 1.7%
    31,600   Caremark Rx, Inc.                          429,335        519,820

                  THIS SECTOR IS 21.1% ABOVE YOUR FUND'S COST.

             MEDICAL PRODUCTS - 15.5%
     3,600   Andrx Group                                157,203        277,200
    13,000   Apogent Technologies Inc.                  293,390        319,800
     1,300   Barr Laboratories, Inc.                     80,600         91,533
     7,600   Biomet, Inc.                               335,096        365,256
     6,000   Henry Schein, Inc.                         183,173        229,500
    42,625   IVAX Corp.                               1,200,461      1,662,375
     5,800   Shire Pharmaceuticals Group PLC            274,338        321,900
    20,400   St. Jude Medical, Inc.                   1,040,343      1,224,000
     4,100   Teva Pharmaceutical
              Industries Ltd. ADR                       254,670        255,430
                                                    -----------    -----------
                                                      3,819,274      4,746,994

                  THIS SECTOR IS 24.3% ABOVE YOUR FUND'S COST.

             MEDICAL SERVICES - 14.0%
    21,100   Apria Healthcare Group Inc.                560,722        608,735
    19,900   DaVita, Inc.                               375,053        404,567
    10,000   HEALTHSOUTH Corp.                          159,548        159,700
     4,200   Laboratory Corporation
              of America Holdings                       265,588        322,980
     9,400   Manor Care, Inc.                           228,879        298,450
    14,400   Omnicare, Inc.                             268,948        290,880
     9,100   Priority Healthcare Corp. Cl B             272,812        257,348
     6,600   Quintiles Transnational Corp.              126,306        166,650
    19,600   Tenet Healthcare Corp.                     825,068      1,011,164
     1,400   Trigon Healthcare, Inc.                     89,248         90,790
    15,400   Universal Health Services, Inc. Cl B       639,422        700,700
                                                    -----------    -----------
                                                      3,811,594      4,311,964

                  THIS SECTOR IS 13.1% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION & PRODUCTION - 4.1%
     6,800   Canadian Natural Resources Ltd.            210,951        201,620
    25,000   Ocean Energy Inc.                          478,155        436,250
    15,200   Pioneer Natural Resources Co.              271,689        259,160
    19,300   Vintage Petroleum, Inc.                    411,546        360,910
                                                    -----------    -----------
                                                      1,372,341      1,257,940

                  THIS SECTOR IS 8.3% BELOW YOUR FUND'S COST.

             POLLUTION/CONTROL SERVICES - 0.9%
    15,000   Allied Waste Industries, Inc.              283,024        280,200

                  THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

             RETAILING - 2.4%
     4,800   BJ's Wholesale Club, Inc.                  209,153        255,648
    20,900   Borders Group, Inc.                        352,531        468,160
                                                    -----------    -----------
                                                        561,684        723,808

                  THIS SECTOR IS 28.9% ABOVE YOUR FUND'S COST.

             SOFTWARE - 2.3%
     5,600   Autodesk, Inc.                             196,187        208,880
    10,700   BMC Software, Inc.                         282,488        241,178
    10,000   Compuware Corp.                            118,413        139,900
     4,000   NetIQ Corp.                                103,860        125,160
                                                    -----------    -----------
                                                        700,948        715,118

                  THIS SECTOR IS 2.0% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 0.6%
    10,000   Frontline Ltd. SPONS ADR                   198,409        171,000

                  THIS SECTOR IS 13.8% BELOW YOUR FUND'S COST.
             UTILITIES - 0.3%
     2,300   American Electric Power
              Company, Inc.                              99,471        106,191

                  THIS SECTOR IS 6.8% ABOVE YOUR FUND'S COST.

                                                    -----------    -----------
             Total common stocks                     27,857,433     29,466,153

SHORT-TERM INVESTMENTS - 2.8% (A)<F1>

             VARIABLE RATE DEMAND NOTE - 2.8%
 $ 866,959   Wisconsin Corporate Central
              Credit Union                              866,959        866,959
                                                    -----------    -----------
             Total investments                      $28,724,392     30,333,112
                                                    -----------
                                                    -----------

             Cash and receivables, less
             liabilities 1.3% (A)<F1>                                  385,360
                                                                   -----------
              NET ASSETS                                           $30,718,472
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($30,718,472 / 3,186,953
             shares outstanding)                                         $9.64
                                                                   -----------
                                                                   -----------

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

". . . THE FRIESS CREW [HAS] A ZEAL FOR UNDERSTANDING WHAT'S REALLY GOING ON WITHIN COMPANIES. And they put clients' money only where they've discovered genuine financial strength . . ."
                                                          Barron's, May 21, 2001

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, LLC
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

Marvin N. Schoenhals
Chairman
WSFS Financial Corp.
Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
                                 (877) 636-6460
                               bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Custodian: FIRSTAR BANK, NA
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; John Ragard, Vice President; and Paul Robinson, Vice President

Report editor: Rebecca Buswell
Report Staff: Chris Aregood, Dave Marky, Adam Rieger

This material is appropriate for use only when accompanied or preceded by a current Brandywine Advisors Fund prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed, investor's shares may be worth more or less than their original cost.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. As of June 30, 2001, Andrx Group, Nabors Industries, Raytheon Co. and Cooper Cameron Corp. represented 0.90, 1.94, 1.97 and 1.29% of the Fund's net assets, whereas all other securities discussed were not held by the Fund.

The Nasdaq Composite Index is a market-value weighted index that measures all Nasdaq domestic and non-U.S. common stocks listed on The Nasdaq Stock Market. The S&P 500 Index consists of 500 stocks chosen for market-size, liquidity and industry group representation. Baseline Financial Services, Inc. (Baseline), provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides consensus earnings estimates based on analysts' earnings projections. Barron's, May 21, 2001, "Value Investors' Trail Is Lonely". The Wall Street Journal, June 18, 2001, "Tech Investors Home In On Individual Stocks." Morningstar's Mutual Funds March 2001 publication highlighted 90 mid-cap growth funds of the 231 Morningstar tracks. The average total return for the eight months ended 6/30/01 for those 90 funds was -26.93% based on returns calculated by FactSet. FactSet Research Systems Inc. is a major supplier of online integrated financial and economic information to the investment management and banking industries.

July 2001